UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2015

TRANS-LUX CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

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(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

445 Park Avenue, Suite 2001, New York, New York 10022

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(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (800) 243-5544

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07

Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Trans-Lux Corporation was held on June 29, 2015 for the following purposes:  to vote upon (1) the election of (a) three directors to serve for a term of two years, or until their respective successors shall have been duly elected and qualified, namely (i) Jean-Marc Allain, (ii) Marco Elser and (iii) George W. Schiele, and (b) two directors to serve for a term of three years, or until their respective successors shall have been duly elected and qualified, namely (i) Alberto Shaio and (ii) Salvatore J. Zizza; (2) the ratification of the appointment of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (3) to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

Jean-Marc Allain, the nominee for Class A director for a two-year term as listed in the proxy statement, was elected as follows, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
955,925	9,920	280	122,982

Marco Elser, the nominee for Class A director for a two-year term as listed in the proxy statement, was elected as follows, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
955,885	9,960	280	122,982

George W. Schiele, the nominee for Class A director for a two-year term as listed in the proxy statement, was elected as follows, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
955,925	9,920	280	122,982

Alberto Shaio, the nominee for Class C director for a three-year term as listed in the proxy statement, was elected as follows, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
947,592	9,920	8,613	122,982

Salvatore J. Zizza, the nominee for Class C director for a three-year term as listed in the proxy statement, was elected as follows, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
965,445	520	160	122,982

The following directors are continuing their respective terms as directors, which expire upon election of successor at 2016 Annual Meeting of Shareholders:

Alan K. Greene

Yaozhong Shi

The recommendation to ratify the appointment of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2015, was approved, based upon the following voting results:

For	Against	Abstain
1,081,996	6,951	160

No other business properly came before the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

by:  /s/ Robert J. Conologue

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Robert J. Conologue

Senior Vice President

and Chief Financial Officer

by:  /s/ Todd Dupee

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Todd Dupee

Vice President and Controller

Dated:  July 6, 2015